BLUELINX HOLDINGS, INC. 2021 LONG-TERM INCENTIVE PLAN 2021 TIME-BASED RESTRICTED STOCK UNIT AWARD AGREEMENT NAME Number of Shares Subject to Award: # shares Grant Date: DATE Pursuant to the BlueLinx Holdings Inc. 2021 Long-Term Incentive Plan (the “Plan”), BlueLinx Holdings, Inc., a Delaware corporation (the “Company”), has granted the above-named participant (“Participant”) Restricted Stock Units (the “RSUs” or the “Award”) entitling Participant to receive such number of shares of Company common stock (the “Shares”) as is set forth above on the terms and conditions set forth in this agreement (this “Agreement”) and the Plan. Capitalized terms used in this Agreement and not defined herein shall have the meanings set forth in the Plan. 1. Grant Date. The Award is granted to Participant on the Grant Date set forth above (the “Grant Date”). 2. Vesting. Except as otherwise set forth herein, if Participant remains employed by the Company, the RSUs and the right to the Shares shall vest with respect to one-third of the number of Shares subject to the Award on each of the first three anniversaries of the Grant Date (each such anniversary a “Vesting Date”) and shall fully vest on the third anniversary of the Grant Date (the “Final Vesting Date”). If the number of RSUs granted pursuant to the Award is not divisible by three, the number of shares vesting on any Vesting Date may be reduced or increased by one share by the Company on any given Vesting Date in order to facilitate administrability of the Award; provided, however, that the overall number of RSUs granted under this Award shall remain the same. 3. Forfeiture of RSUs. (a) Termination of Employment. Prior to the Final Vesting Date, except as otherwise provided herein, any unvested RSUs shall be immediately forfeited upon Participant’s termination of employment with the Company for any reason whatsoever; provided, that the Committee reserves the right, in its sole discretion, to waive or amend this provision, in whole or in part. For purposes of this Agreement, employment with any Subsidiary of the Company shall be considered employment with the Company and a termination of employment shall mean a termination of employment with the Company and each Subsidiary by which Participant is employed. (b) Restrictive Covenants. The grant of this Award is contingent upon Participant signing or having signed a restrictive covenants agreement or, to the extent applicable, an amendment to an existing employment or restrictive covenants agreement, in either case in the form provided by the Company on or prior to the date that Participant signs this Agreement. Notwithstanding any provision of this Agreement, if Participant breaches or otherwise fails to comply with such restrictive covenants agreement or any other non-compete, non-solicitation or

2 similar agreement with the Company or a Subsidiary, in addition to all rights the Company or its Subsidiary has under such agreement, at law or in equity, RSUs that have not become vested and settled before such breach or failure to comply shall expire at that time, shall not become vested or settled after such time and shall be forfeited at such time without any payment therefor. 4. Transfer of Vested Shares. Stock certificates representing the vested Shares (or appropriate evidence of ownership including certificateless book-entry issuance), if any, will be delivered to Participant (or, if permitted by the Company in its sole discretion, to a party designated by Participant) on or as soon as practicable after (but no later than 30 days after) each Vesting Date, or if applicable under Section 14(a), the date of a Change in Control or qualifying termination of employment following a Change in Control, subject, as applicable, to delay under Section 21. 5. Non-Transferability of Award. The RSUs and the Shares issuable hereunder and the rights and privileges conferred hereby may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated by operation of law or otherwise (except as permitted by the Plan). Any attempt to do so contrary to the provisions hereof shall be null and void. 6. Conditions to Issuance of Shares. The Shares deliverable to Participant hereunder may be either previously authorized but unissued Shares or issued Shares which have been reacquired by the Company. The Company shall not be required to issue or deliver any Shares prior to fulfillment of all of the following conditions: (a) the admission of such Shares to listing on all stock exchanges on which such class of stock is then listed; (b) the completion of any registration or other qualification of such Shares under any state or federal law or under the rulings and regulations of the Securities and Exchange Commission (“SEC”) or any other governmental regulatory body, which the Committee shall, in its discretion, deem necessary or advisable; and (c) the obtaining of any approval or other clearance from any state or federal governmental agency, which the Committee shall, in its discretion, determine to be necessary or advisable. 7. No Rights as Stockholder. Participant shall not have voting, dividend or any other rights as a stockholder of the Company with respect to the unvested Shares subject to the RSUs. Upon settlement of the Award into Shares, Participant will obtain full voting and other rights as a stockholder of the Company with respect to such Shares. 8. Administration. The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon Participant, the Company, and all other interested persons. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or this Agreement. 9. Fractional Shares. Fractional shares will not be issued, and when any provision of this Agreement otherwise would entitle Participant to receive a fractional share, that fraction will be disregarded. 10. Adjustments in Capital Structure. In the event of a change in corporate capitalization as described in Sections 4.3 and 18.2 of the Plan, the Committee shall make appropriate adjustments to the number and class of Shares or other stock or securities subject to the Award. The Committee’s adjustments shall be effective and final, binding and conclusive for all purposes of this Agreement.

3 11. Taxes. (a) Upon the vesting and delivery of Shares subject to this Award, Participant shall pay or make adequate arrangements satisfactory to the Company and/or the employing Subsidiary to withhold all applicable federal, state and local income and employment taxes (“Tax Withholding Amounts”) payable with respect to this Award from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Subsidiary or from proceeds of the sale of Shares. For any payment made to Participant in Shares hereunder, generally the Company will satisfy such tax obligations by withholding and cancelling a number of Shares having a market value sufficient to satisfy the Tax Withholding Amounts, provided that the amount to be withheld may not exceed the tax withholding obligations associated with the Award to the extent needed for the Company to treat the Award as an equity award for accounting purposes and to comply with applicable tax withholding laws. The Company will withhold the whole number of Shares sufficient to satisfy the Tax Withholding Amounts and will make a cash payment to Participant for the difference between the market value of the Shares withheld and the Tax Withholding Amounts on the payment date specified in Section 4 above (but if this would cause adverse accounting treatment to the Company then the Company will withhold one fewer Share and Participant must pay cash to the Company in an amount equal to any withholding due in excess of the market value of the Shares withheld). Participant may elect to pay applicable Tax Withholding Amounts by check rather than by Share withholding as described above. The Company will deduct all applicable Tax Withholding Amounts from any payment made to Participant in cash hereunder. (b) Participant acknowledges and agrees that the ultimate liability for all taxes legally due by him or her is and remains Participant’s responsibility and that the Company and/or the Subsidiary: (i) make no representations nor undertakings regarding the treatment of any taxes in connection with any aspect of this Award, including the grant or vesting of the Shares subject to this Award or the subsequent sale of Shares acquired pursuant to such vesting; and (ii) do not commit to structure the terms of the grant or any aspect of this Award to reduce or eliminate Participant’s liability for taxes. In addition, Participant shall pay the Company or the Subsidiary any amount of Tax Withholding Amounts that the Company or the Subsidiary may be required to withhold as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to deliver the Shares if Participant fails to comply with Participant’s obligations in connection with the Tax Withholding Amounts. 12. Participant Acknowledgments and Agreements. By accepting the grant of this Award, Participant acknowledges and agrees that: (a) the Plan is established voluntarily by the Company, it is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time unless otherwise provided in the Plan or this Agreement; (b) the grant of this Award is voluntary and occasional and does not create any contractual or other right to receive future grants of Shares, or benefits in lieu of Shares, even if Shares have been granted repeatedly in the past; (c) all decisions with respect to future grants, if any, will be at the sole discretion of the Company and the Committee; (d) Participant’s participation in the Plan shall not create a right of future employment with the Company and shall not interfere with the ability of the Company to terminate Participant’s employment relationship at any time with or without cause and it is expressly agreed and understood that employment is terminable at the will of either party, insofar as permitted by law; (e) Participant is participating voluntarily in the Plan; (f) this Award is an extraordinary item that is outside the scope of Participant’s employment contract, if any; (g) this Award is not part of Participant’s normal or expected compensation or salary for any purposes, including but not limited to calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement

4 benefits or similar payments; (h) in the event Participant is not an employee of the Company, this Award will not be interpreted to form an employment contract or relationship with the Company; (i) the value of the Shares may increase or decrease in value and the future value of the underlying Shares cannot be predicted; and (j) except as otherwise set forth herein, in the event of any termination of employment (whether or not in breach of local labor laws), Participant’s right to vest in the Award and receive any Shares will terminate effective as of the date that Participant is no longer employed and will not be extended by any notice period mandated under local statute, contract or common law; the Committee shall have the exclusive discretion to determine when Participant is no longer employed for purposes of this Award. 13. Plan Information. Participant agrees to receive copies of the Plan, the Plan prospectus and other Plan information from the Company’s intranet and shareholder information, including copies of any annual report, proxy statement, Form 10-K, Form 10-Q, Form 8-K and other information filed with the SEC, from the investor relations section of the Company’s website at www.BlueLinxCo.com. Participant acknowledges that copies of the Plan, Plan prospectus, Plan information and shareholder information are available upon written or telephonic request to the Company’s Corporate Secretary. 14. Change in Control; Retirement. (a) Change in Control. Upon a Change in Control, if the surviving entity in such Change in Control does not assume or replace the Award, then all unvested Shares subject to the Award shall immediately become vested and nonforfeitable and subject to settlement and transfer of Shares under Section 4 as of the date on which the Change in Control occurs; provided, however, if the Award is subject to Section 409A, and if the Change in Control does not constitute a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company as provided under Section 409A and the Treasury Regulations thereunder, the right to the Shares subject to the Award shall vest and be nonforfeitable as of the date of the Change of Control but the settlement and transfer of the Shares (or cash in lieu of Shares) under Section 4 shall not occur until each Vesting Date or other payment date under Section 4. If the surviving entity in the Change in Control assumes or replaces the Award, and Participant’s employment is subsequently terminated by the Company (or its successor in the Change in Control) other than for Cause (as defined in Participant’s then- current written employment agreement, or if no such agreement exists, in any applicable policy or plan of the Company in existence prior to the date on which the Change in Control occurs), or Participant’s employment is subsequently terminated by Participant for Good Reason (as defined in Participant’s then-current written employment agreement, or if no such agreement exists, in any applicable policy or plan of the Company in existence prior to the date on which the Change in Control occurs), in either case within twenty-four (24) calendar months following the Change in Control, then all unvested Shares subject to the assumed or replaced Award shall immediately become vested and nonforfeitable and subject to settlement and transfer under Section 4 as of the date of Participant’s termination of employment. (b) Retirement. Upon Participant’s Retirement (as defined below), subject to approval of the Company’s Chief Executive Officer for Participants who are not executive officers, a pro-rata portion of the then-unvested portion of the Award will become vested and nonforfeitable and subject to transfer in accordance with Section 4, effective as of the date of Retirement, with such pro-rata portion being determined by multiplying (i) the number of then-unvested Shares subject to the Award, by (ii) a fraction, the numerator of which is the number of days of employment that the Participant completed during the period beginning on the day following the second anniversary of the Grant Date and ending on the date of Retirement, and the denominator

5 of which is the number of days beginning on the day following the second anniversary of the Grant Date and ending on the Final Vesting Date. The remaining portion of the Award will be forfeited effective as of the date of Retirement. For purposes of this Agreement, “Retirement” means the termination of Participant’s employment by Participant or the Company when the Company does not have Cause for termination of Participant’s employment (with Cause as defined in Participant’s then-current written employment agreement, or if no such agreement exists, in any applicable policy or plan of the Company in existence prior to the date on which the termination occurs), in or following Participant’s 60th year of life, following the second anniversary of the Grant Date, when Participant has completed at least seven years of continuous service with the Company, and under circumstances in which Participant retires from full-time active employment. 15. Clawback Policy. This Award shall be subject to: (a) the terms and conditions of any applicable policy of recoupment or recovery of compensation adopted by the Company from time to time (as such policy may be amended); (b) terms and conditions regarding recoupment or recovery of compensation in any agreement between the Company or any Subsidiary and Participant; and (c) the requirements of any applicable law or regulation with respect to the recoupment or recovery of incentive compensation. Participant hereby agrees to be bound by the requirements of this Section 15. The recoupment or recovery of any portion of the Award (or vested Shares) that is permitted by any such policy, agreement, law or regulation may be made by the Company or the Subsidiary that employed Participant. 16. Complete Agreement. The Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. The terms of this Agreement control over any contrary provision in the Plan, in Participant’s employment agreement with the Company or in any severance plan or other agreement that applies to Participant. If Participant is a party to an employment agreement or severance plan or agreement with the Company and such plan or agreement includes one or more provisions that specifically applies to equity awards such as this Award, such provisions of such plan or agreement are hereby superseded and shall not apply to this Award. Acceptance of this Agreement shall be deemed an amendment or modification of such other plan or agreement solely with respect to this Award. If provisions of the Plan and this Agreement conflict, the Plan provisions will govern. 17. Modification of Agreement. No provision of this Agreement may be materially amended or waived unless agreed to in writing and signed by the Committee (or its designee). Any such amendment to this Agreement that is materially adverse to Participant shall not be effective unless and until Participant consents, in writing, to such amendment (provided that any amendment that is required to comply with Section 409A shall be effective without consent unless Participant expressly denies consent to such amendment in writing). The failure to exercise, or any delay in exercising, any right, power or remedy under this Agreement shall not waive any right, power or remedy which the Company has under this Agreement. 18. Participant Bound by Plan; Successors. Participant acknowledges receiving, or being provided with access to, a prospectus describing the material terms of the Plan, and agrees to be bound by all the terms and conditions of the Plan. Except as limited by the Plan or this Agreement, this Agreement is binding on and extends to the legatees, distributees and personal representatives of Participant and the successors of the Company.

6 19. Governing Law. This Agreement has been made in and shall be construed under and in accordance with the laws of the State of Georgia, without regard to conflict of law provisions. 20. Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable. 21. Section 409A. (a) General. It is intended that payments under this Agreement will not be considered nonqualified deferred compensation subject to Section 409A and that such payments will satisfy the exemption from Section 409A for “short-term deferrals.” Notwithstanding the foregoing, if any payment is considered nonqualified deferred compensation, this Agreement and the payments hereunder will be administered and interpreted to comply with Section 409A, including, as necessary, by requiring a six-month delay in accordance with Section 21.16 of the Plan. For purposes of Section 409A, each payment under this Agreement shall be treated as a separate payment. If any payment considered nonqualified deferred compensation is payable upon a termination of employment, such payment shall be made only if the termination of employment constitutes a “separation from service” as defined under Section 409A. (b) No Representations as to Section 409A Compliance. Notwithstanding the foregoing, the Company makes no representation to Participant that the Award and any Shares issued pursuant to this Agreement are exempt from, or satisfy, the requirements of Section 409A, and the Company shall have no liability or other obligation to indemnify or hold harmless Participant or any beneficiary for any tax, additional tax, interest or penalties that Participant or any beneficiary may incur in the event that any provision of this Agreement, or any amendment or modification thereof or any other action taken with respect thereto is deemed to violate any of the requirements of Section 409A. 22. Consent for Accumulation and Transfer of Data. Participant consents to the accumulation and transfer of data concerning him or her and the Award to and from the Company (and its Subsidiaries) and such other agent as may administer the Plan on behalf of the Company from time to time. In addition, Participant understands that the Company and its Subsidiaries hold certain personal information about Participant, including but not limited to his or her name, home address, telephone number, date of birth, social security number, salary, nationality, job title, and details of all grants or awards, vested, unvested, or expired (the “personal data”). Certain personal data may also constitute “sensitive personal data” within the meaning of applicable local law. Such data include but are not limited to information described above and any changes thereto and other appropriate personal and financial data about Participant. Participant hereby provides explicit consent to the Company and its Subsidiaries to process any such personal data and sensitive personal data. Participant also hereby provides explicit consent to the Company and its Subsidiaries to transfer any such personal data and sensitive personal data outside the country in which Participant is employed, and to the United States or other jurisdictions. The legal persons for whom such personal data are intended are the Company and its Subsidiaries, any third party stock plan administrator, and any company providing services to the Company in connection with compensation planning purposes or the administration of the Plan. 24. Effectiveness of Agreement. This Agreement shall not be effective unless and until Participant and the Company shall have executed this Agreement, as indicated under their respective signatures set forth on the signature page hereto.

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8 BLUELINX HOLDINGS INC. _____________ By: Date Title: By signing below or by accepting this Award as evidenced by electronic means acceptable to the Committee, Participant hereby (i) acknowledges that a copy of the Plan, the Plan Prospectus and the Company’s latest annual report to stockholders or annual report on Form 10-K are available from the Company’s intranet site or upon request, (ii) represents that he or she is familiar with the terms and provisions of this Agreement and the Plan, and (iii) accepts the award of RSUs subject to all the terms and provisions of this Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee regarding any questions arising under the Plan. Participant authorizes the Company to withhold from any compensation payable to him including by withholding Shares, in accordance with applicable law, any taxes required to be withheld by federal, state or local law as a result of the grant or vesting of the RSUs. (Signature) (Date) (Printed Name)